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                                                                   EXHIBIT 23.4







                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report on RFS, Inc. and subsidiary dated February 4, 2000 included in this Form 10-K, into the previously filed Registration Statements of RFS Hotel Investors, Inc., File Nos. 333-03307, 333-19411 and 333-28849.




                                             ARTHUR ANDERSEN LLP


Memphis, Tennessee,
     March 27, 2000.